Effective March 26, 2013 the
Companys name changed to
Hannover Rueck SE



EXHIBIT A
No.
AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share
represents one deposited
Share
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
PAR VALUE EURO EACH
OF
HANNOVER
RUCKVERSICHERUNG AG
INCORPORATED UNDER
THE LAWS OF GERMANY
            The Bank of New
York, as depositary herein
called
the Depositary, hereby
certifies
that , or registered assigns
IS
THE OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited
ordinary
shares herein called Shares
of
Hannover RUckversicherung AG,
incorporated under the laws
of
Germany herein called the
Company.  At the date hereof,
each American Depositary
Share
represents one Share
deposited or
subject to deposit under the
Deposit Agreement as such
term
is hereinafter defined at the
principal Frankfurt office of
Dresdner Bank AG herein
called
the Custodian.  The
Depositarys
Corporate Trust Office is
located
at a different address than
its
principal executive office.
Its
Corporate Trust Office is
located
at 101 Barclay Street, New
York,
N.Y. 10286, and its principal
executive office is located
at One
Wall Street, New York, N.Y.
10286.
THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286










1.
      THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of
an
issue herein called Receipts,
all
issued and to be issued upon
the
terms and conditions set
forth in
the amended and restated
deposit agreement, dated as
of ,
2004, as the same may be
amended from time to time in
accordance with its terms the
Deposit Agreement, by and
among the Company, the
Depositary, and all Owners
and
Beneficial Owners from time
to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt or any
interest therein agrees to
become
a party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit
Agreement sets forth the
rights
of Owners and Beneficial
Owners of the Receipts and
the
rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and
any and all other securities,
property and cash from time
to
time received in respect of
such
Shares and held thereunder
such
Shares, securities, property,
and
cash are herein called
Deposited
Securities.  Copies of the
Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and
at
the office of the Custodian.
            The statements
made on the face and reverse
of
this Receipt are summaries of
certain provisions of the
Deposit
Agreement and are qualified
by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference
is
hereby made.  Capitalized
terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set
forth in the Deposit
Agreement.
2.
      SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
            Upon surrender at
the Corporate Trust Office of
the
Depositary of this Receipt,
and
upon payment of the fee of
the
Depositary provided in this
Receipt, and subject to the
terms
and conditions of the Deposit
Agreement, the Owner hereof
is
entitled to delivery, to him
or
upon his order, of the
Deposited
Securities at the time
represented
by the American Depositary
Shares for which this Receipt
is
issued, except that the
Depositary shall not accept
surrender of Receipts for the
purpose of withdrawal to the
extent that withdrawal would
require the Depositary to
deliver
any fraction of a Deposited
Security.  Delivery of such
Deposited Securities may be
made by the delivery of a
certificates in the name of
the
Owner hereof or as ordered by
him or certificates properly
endorsed or accompanied by
proper instruments of
transfer
and b any other securities,
property and cash to which
such
Owner is then entitled in
respect
of this Receipt.  Such
delivery
will be made at the option of
the
Owner hereof, either at the
office
of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates
for
Shares or other Deposited
Securities for such delivery
at the
Corporate Trust Office of the
Depositary shall be at the
risk
and expense of the Owner
hereof.
3.
      TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
            The transfer of
this Receipt is registrable
on the
books of the Depositary at
its
Corporate Trust Office by the
Owner hereof in person or by
a
duly authorized attorney,
upon
surrender of this Receipt
properly
endorsed for transfer or
accompanied by proper
instruments of transfer and
funds
sufficient to pay any
applicable
transfer taxes and the
expenses
of the Depositary and upon
compliance with such
regulations,
if any, as the Depositary may
establish for such purpose.
This
Receipt may be split into
other
such Receipts, or may be
combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or
Receipts
surrendered.  As a condition
precedent to the execution
and
delivery, registration of
transfer,
splitup, combination, or
surrender
of any Receipt or withdrawal
of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares
or the presentor of the
Receipt of
a sum sufficient to reimburse
it
for any tax or other
governmental
charge and any stock transfer
or
registration fee with respect
thereto including any such
tax or
charge and fee with respect
to
Shares being deposited or
withdrawn and payment of any
applicable fees as provided
in this
Receipt, may require the
production of proof
satisfactory
to it as to the identity and
genuineness of any signature
and
may also require compliance
with
any regulations the
Depositary
may establish consistent with
the
provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this
Article 3.
            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may
be suspended, or the transfer
of
Receipts in particular
instances
may be refused, or the
registration of transfer of
outstanding Receipts
generally
may be suspended, during any
period when the transfer
books
of the Depositary are closed,
or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for
any other reason, subject to
the
provisions of the following
sentence.  Notwithstanding
anything to the contrary in
the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended
subject only to i temporary
delays
caused by closing the
transfer
books of the Depositary or
the
Company or the deposit of
Shares in connection with
voting
at a shareholders meeting, or
the
payment of dividends, ii the
payment of fees, taxes and
similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of
the Deposited Securities.
 Without limitation of the
foregoing, the Depositary
shall
not knowingly accept for
deposit
under the Deposit Agreement
any Shares which would be
required to be registered
under
the provisions of the
Securities
Act of 1933 for the public
offer
and sale thereof in the
United
States unless a registration
statement is in effect as to
such
Shares for such offer and
sale.
4.
      LIABILITY OF
OWNER OR BENEFICIAL
OWNER FOR TAXES.
            If any tax or
other
governmental charge shall
become payable with respect
to
any Receipt or any Deposited
Securities represented
hereby,
such tax or other
governmental
charge shall be payable by
the
Owner or Beneficial Owner
hereof to the Depositary.
The
Depositary may refuse to
effect
any transfer of this Receipt
or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until
such payment is made, and may
withhold any dividends or
other
distributions, or may sell
for the
account of the Owner or
Beneficial Owner hereof any
part
or all of the Deposited
Securities
represented by the American
Depositary Shares evidenced
by
this Receipt, and may apply
such
dividends or other
distributions
or the proceeds of any such
sale
in payment of such tax or
other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any
deficiency.
5.
      WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and
warrant that such Shares and
each certificate therefor are
validly issued, fully paid,
nonassessable, and were not
issued in violation of any
preemptive or similar rights
of the
holders of outstanding Shares
and that the person making
such
deposit is duly authorized so
to
do.  Every such person shall
also
be deemed to represent that
such
Shares are not, and American
Depositary Shares
representing
such Shares would not be,
Restricted Securities.  Such
representations and
warranties
shall survive the deposit of
Shares and delivery of
Receipts.
6.
      FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
            Any person
presenting Shares for deposit
or
any Owner or Beneficial Owner
of a Receipt may be required
from time to time to file
with the
Depositary or the Custodian
such
proof of citizenship or
residence,
exchange control approval, or
such information relating to
the
registration on the books of
the
Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to
make such representations and
warranties, as the Depositary
may
deem necessary or proper.
The
Depositary may withhold the
delivery or registration of
transfer
of any Receipt or the
distribution
of any dividend or sale or
distribution of rights or of
the
proceeds thereof or the
delivery
of any Deposited Securities
until
such proof or other
information is
filed or such certificates
are
executed or such
representations
and warranties made.  No
Share
shall be accepted for deposit
unless accompanied by
evidence
satisfactory to the
Depositary
that any necessary approval
has
been granted by any
governmental body in Germany
that is then performing the
function of the regulation of
currency exchange.
7.
      CHARGES OF
DEPOSITARY.
            The Company
agrees to pay the fees,
reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only
in
accordance with agreements in
writing entered into between
the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges
and
expenses to the Company once
every three months.  The
charges
and expenses of the Custodian
are for the sole account of
the
Depositary.
            The following
charges shall be incurred by
any
party depositing or
withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
including, without
limitation,
issuance pursuant to a stock
dividend or stock split
declared
by the Company or an exchange
of stock regarding the
Receipts
or Deposited Securities or a
distribution of Receipts
pursuant
to Section 4.03 of the
Deposit
Agreement, or by Owners, as
applicable 1 taxes and other
governmental charges, 2 such
registration fees as may from
time to time be in effect for
the
registration of transfers of
Shares
generally on the Share
register of
the Company or Foreign
Registrar and applicable to
transfers of Shares to the
name of
the Depositary or its nominee
or
the Custodian or its nominee
on
the making of deposits or
withdrawals under the terms
of
the Deposit Agreement, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit
Agreement, 4 such expenses as
are incurred by the
Depositary in
the conversion of foreign
currency pursuant to Section
4.05
of the Deposit Agreement, 5 a
fee of 5.00 or less per 100
American Depositary Shares or
portion thereof for the
execution
and delivery of Receipts
pursuant
to Section 2.03, 4.03 or 4.04
of
the Deposit Agreement and the
surrender of Receipts
pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement, 6 a fee of
..02 or less per American
Depositary Share or portion
thereof for any cash
distribution
made pursuant to Sections
4.01
through 4.04 of the Deposit
Agreement, 7 a fee for the
distribution of securities
pursuant
to Section 4.02 of the
Deposit
Agreement, such fee being in
an
amount equal to the fee for
the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result
of
the deposit of such
securities for
purposes of this clause 7
treating
all such securities as if
they were
Shares, but which securities
are
instead distributed by the
Depositary to Owners, 8  a
fee of
..02 or less per American
Depositary Share or portion
thereof for depositary
services,
which will accrue on the last
day
of each calendar year and
will be
payable as provided in clause
9
below provided, however, that
no fee will be assessed under
this
clause 8 to the extent that a
fee
of .02 was charged pursuant
to
clause 6 above during that
calendar year and 9 any other
charges payable by the
Depositary, any of the
Depositarys agents, including
the Custodian, or the agents
of
the Depositarys agents in
connection with the servicing
of
Shares or other Deposited
Securities which charge shall
be
assessed against Owners as of
the
date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
collected
at the sole discretion of the
Depositary by billing such
Owners for such charge or by
deducting such charge from
one
or more cash dividends or
other
cash distributions.
            The Depositary,
subject to Article 8 hereof,
may
own and deal in any class of
securities of the Company and
its
affiliates and in Receipts.
8.
      PRERELEASE OF
RECEIPTS.
            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts
prior to the receipt of
Shares
pursuant to Section 2.02 of
the
Deposit Agreement a
PreRelease.
 The Depositary may, pursuant
to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon
the receipt and cancellation
of
Receipts which have been
PreReleased, whether or not
such
cancellation is prior to the
termination of such
PreRelease or
the Depositary knows that
such
Receipt has been PreReleased.
 The Depositary may receive
Receipts in lieu of Shares in
satisfaction of a PreRelease.
 Each PreRelease will be a
preceded or accompanied by a
written representation from
the
person to whom Receipts or
Shares are to be delivered
that
such person, or its customer,
i owns the Shares or Receipts
to
be remitted, as the case may
be, ii
assigns all beneficial right,
title
and interest in such Shares
or
Receipts, as the case may be,
to
the Depositary in its
capacity as
such and for the benefit of
the
Owners and iii will not take
any
action with respect to such
Shares or Receipts, as the
case
may be, that is inconsistent
with
the transfer of beneficial
ownership including, without
the
consent of the Depositary,
disposing of such Shares or
Receipts, as the case may be,
other than in satisfaction of
such
PreRelease, b at all times
fully
collateralized with cash or
such
other collateral as the
Depositary
deems appropriate, c
terminable
by the Depositary on not more
than five 5 business days
notice,
and d subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number
of Shares represented by
American Depositary Shares
which are outstanding at any
time as a result of
PreReleases
will not normally exceed
thirty
percent 30% of the Shares
deposited under the Deposit
Agreement provided, however,
that the Depositary reserves
the
right to change or disregard
such
limit from time to time as it
deems appropriate.
            The Depositary
may retain for its own
account
any compensation received by
it
in connection with the
foregoing.
9.
      TITLE TO RECEIPTS.
            It is a condition
of
this Receipt and every
successive
Owner and Beneficial Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt
when properly endorsed or
accompanied by proper
instruments of transfer, is
transferable by delivery with
the
same effect as in the case of
a
negotiable instrument under
the
laws of New York provided,
however, that the Depositary,
notwithstanding any notice to
the
contrary, may treat the
person in
whose name this Receipt is
registered on the books of
the
Depositary as the absolute
owner
hereof for the purpose of
determining the person
entitled
to distribution of dividends
or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.
10.
      VALIDITY OF
RECEIPT.
            This Receipt
shall
not be entitled to any
benefits
under the Deposit Agreement
or
be valid or obligatory for
any
purpose, unless this Receipt
shall
have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a
Registrar for
the Receipts shall have been
appointed, countersigned by
the
manual signature of a duly
authorized officer of the
Registrar.
11.
      REPORTS
INSPECTION OF
TRANSFER BOOKS.
            The Company
currently furnishes the
Securities
and Exchange Commission
hereinafter called the
Commission with certain
public
reports and documents
required
by foreign law or otherwise
under Rule 12g32b under the
Securities Exchange Act of
1934.
 Such reports and documents
will
be available for inspection
and
copying by Owners and
Beneficial Owners at the
public
reference facilities
maintained by
the Commission located at 450
Fifth Street, N.W.,
Washington,
D.C. 20549.
            The Depositary
will make available for
inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy
soliciting
material, received from the
Company which are both
a received by the Depositary
as
the holder of the Deposited
Securities and b made
generally
available to the holders of
such
Deposited Securities by the
Company.  The Depositary will
also send to Owners of
Receipts
copies of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.  Any such reports
and communications, including
any such proxy soliciting
material, furnished to the
Depositary by the Company
shall
be furnished in English to
the
extent such materials are
required
to be translated into English
pursuant to any regulations
of the
Commission.
            The Depositary
will keep books, at its
Corporate
Trust Office, for the
registration
of Receipts and transfers of
Receipts which at all
reasonable
times shall be open for
inspection
by the Owners of Receipts
provided that such inspection
shall not be for the purpose
of
communicating with Owners of
Receipts in the interest of a
business or object other than
the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts.
12.
      DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if
at the time of receipt
thereof any
amounts received in a foreign
currency can in the judgment
of
the Depositary be converted
on a
reasonable basis into United
States dollars transferable
to the
United States, and subject to
the
Deposit Agreement, without
unreasonable delay, convert
such
dividend or distribution into
dollars and will distribute
the
amount thus received net of
the
fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement to the Owners of
Receipts entitled thereto
provided, however, that in
the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other
cash distribution in respect
of any
Deposited Securities an
amount
on account of taxes, the
amount
distributed to the Owners of
the
Receipts evidencing American
Depositary Shares
representing
such Deposited Securities
shall
be reduced accordingly.
            Subject to the
provisions of Sections 4.11
and
5.09 of the Deposit
Agreement,
whenever the Depositary
receives
any distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the
Deposit Agreement, the
Depositary will, without
unreasonable delay, cause the
securities or property
received by
it to be distributed to the
Owners
entitled thereto, in any
manner
that the Depositary may deem
equitable and practicable for
accomplishing such
distribution
provided, however, that if in
the
opinion of the Depositary
such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason
the Depositary deems such
distribution not to be
feasible, the
Depositary may adopt such
method as it may deem
equitable
and practicable for the
purpose of
effecting such distribution,
including, but not limited
to, the
public or private sale of the
securities or property thus
received, or any part
thereof, and
the net proceeds of any such
sale
net of the fees and expenses
of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement will be distributed
by
the Depositary to the Owners
of
Receipts entitled thereto all
in the
manner and subject to the
conditions described in
Section
4.01 of the Deposit
Agreement.
            If any
distribution
consists of a dividend in, or
free
distribution of, Shares, the
Depositary may distribute to
the
Owners of outstanding
Receipts
entitled thereto, additional
Receipts evidencing an
aggregate
number of American Depositary
Shares representing the
amount
of Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary
Shares evidenced by Receipts,
including the withholding of
any
tax or other governmental
charge
as provided in Section 4.11
of
the Deposit Agreement and the
payment of the fees and
expenses
of the Depositary as provided
in
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering
Receipts for fractional
American
Depositary Shares in any such
case, the Depositary will
sell the
amount of Shares represented
by
the aggregate of such
fractions
and distribute the net
proceeds,
all in the manner and subject
to
the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional
Receipts are not so
distributed,
each American Depositary
Share
shall thenceforth also
represent
the additional Shares
distributed
upon the Deposited Securities
represented thereby.
            In the event that
the Depositary determines
that
any distribution in property
including Shares and rights
to
subscribe therefor is subject
to
any tax or other governmental
charge which the Depositary
is
obligated to withhold, the
Depositary may by public or
private sale dispose of all
or a
portion of such property
including Shares and rights
to
subscribe therefor in such
amounts and in such manner as
the Depositary deems
necessary
and practicable to pay any
such
taxes or charges, and the
Depositary shall distribute
the net
proceeds of any such sale
after
deduction of such taxes or
charges to the Owners of
Receipts entitled thereto.
13.
      RIGHTS.
            In the event that
the Company shall offer or
cause
to be offered to the holders
of
any Deposited Securities any
rights to subscribe for
additional
Shares or any rights of any
other
nature, the Depositary shall
have
discretion as to the
procedure to
be followed in making such
rights available to any
Owners or
in disposing of such rights
on
behalf of any Owners and
making the net proceeds
available
to such Owners or, if by the
terms of such rights offering
or
for any other reason, the
Depositary may not either
make
such rights available to any
Owners or dispose of such
rights
and make the net proceeds
available to such Owners,
then
the Depositary shall allow
the
rights to lapse.  If at the
time of
the offering of any rights
the
Depositary determines in its
discretion that it is lawful
and
feasible to make such rights
available to all or certain
Owners
but not to other Owners, the
Depositary may distribute to
any
Owner to whom it determines
the
distribution to be lawful and
feasible, in proportion to
the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems
appropriate.
            In circumstances
in which rights would
otherwise
not be distributed, if an
Owner
of Receipts requests the
distribution of warrants or
other
instruments in order to
exercise
the rights allocable to the
American Depositary Shares of
such Owner hereunder, the
Depositary will make such
rights
available to such Owner upon
written notice from the
Company
to the Depositary that a the
Company has elected in its
sole
discretion to permit such
rights to
be exercised and b such Owner
has executed such documents
as
the Company has determined in
its sole discretion are
reasonably
required under applicable
law.
            If the Depositary
has distributed warrants or
other
instruments for rights to all
or
certain Owners, then upon
instruction from such an
Owner
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon
the
exercise of the rights, and
upon
payment of the fees and
expenses
of the Depositary and any
other
charges as set forth in such
warrants or other
instruments, the
Depositary shall, on behalf
of
such Owner, exercise the
rights
and purchase the Shares, and
the
Company shall cause the
Shares
so purchased to be delivered
to
the Depositary on behalf of
such
Owner.  As agent for such
Owner, the Depositary will
cause
the Shares so purchased to be
deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to
Section 2.03 of the Deposit
Agreement, execute and
deliver
Receipts to such Owner
provided, however, that in
the
case of a distribution
pursuant to
the preceding paragraph, such
deposit shall be made, and
depositary shares shall be
delivered, under  depositary
arrangements which provide
for
issuance of depositary
receipts
subject to the appropriate
restrictions on sale,
deposit,
cancellation, and transfer
under
applicable United States
laws.
            If the Depositary
determines in its discretion
that it
is not lawful and feasible to
make
such rights available to all
or
certain Owners, it may sell
the
rights, warrants or other
instruments in proportion to
the
number of American Depositary
Shares held by the Owners to
whom it has determined it may
not lawfully or feasibly make
such rights available, and
allocate
the net proceeds of such
sales net
of the fees and expenses of
the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in
connection with such rights
and
subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise
entitled
to such rights, warrants or
other
instruments, upon an averaged
or
other practical basis without
regard to any distinctions
among
such Owners because of
exchange restrictions or the
date
of delivery of any Receipt or
otherwise.
            Except as
otherwise provided in the
third
preceding paragraph, the
Depositary will not offer
rights to
Owners unless both the rights
and the securities to which
such
rights relate are either
exempt
from registration under the
Securities Act of 1933 with
respect to a distribution to
all
Owners or are registered
under
the provisions of such Act.
 Nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a
registration
statement with respect to
such
rights or underlying
securities or
to endeavor to have such a
registration statement
declared
effective.  If an Owner of
Receipts requests the
distribution
of warrants or other
instruments,
notwithstanding that there
has
been no such registration
under
such Act, the Depositary
shall
not effect such distribution
unless it has received an
opinion
from recognized counsel in
the
United States for the Company
upon which the Depositary may
rely that such distribution
to such
Owner is exempt from such
registration.
            The Depositary
shall not be responsible for
any
failure to determine that it
may
be lawful or feasible to make
such rights available to
Owners in
general or any Owner in
particular.
14.
      CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian
shall
receive foreign currency, by
way
of dividends or other
distributions or the net
proceeds
from the sale of securities,
property or rights, and if at
the
time of the receipt thereof
the
foreign currency so received
can
in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and
the resulting Dollars
transferred
to the United States, the
Depositary shall convert or
cause
to be converted, by sale or
in any
other manner that it may
determine, such foreign
currency
into Dollars, and such
Dollars
shall be distributed to the
Owners entitled thereto or,
if the
Depositary shall have
distributed
any warrants or other
instruments
which entitle the holders
thereof
to such Dollars, then to the
holders of such warrants or
instruments upon surrender
thereof for cancellation.
Such
distribution may be made upon
an averaged or other
practicable
basis without regard to any
distinctions among Owners on
account of exchange
restrictions,
the date of delivery of any
Receipt or otherwise and
shall be
net of any expenses of
conversion into Dollars
incurred
by the Depositary as provided
in
Section 5.09 of the Deposit
Agreement.
            If such
conversion
or distribution can be
effected
only with the approval or
license
of any government or agency
thereof, the Depositary shall
file
such application for approval
or
license, if any, as it may
deem
desirable.
            If at any time
the
Depositary shall determine
that in
its judgment any foreign
currency
received by the Depositary or
the
Custodian is not convertible
on a
reasonable basis into Dollars
transferable to the United
States,
or if any approval or license
of
any government or agency
thereof which is required for
such
conversion is denied or in
the
opinion of the Depositary is
not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
may
distribute the foreign
currency or
an appropriate document
evidencing the right to
receive
such foreign currency
received by
the Depositary to, or in its
discretion may hold such
foreign
currency uninvested and
without
liability for interest
thereon for
the respective accounts of,
the
Owners entitled to receive
the
same.
            If any such
conversion of foreign
currency, in
whole or in part, cannot be
effected for distribution to
some
of the Owners entitled
thereto,
the Depositary may in its
discretion make such
conversion
and distribution in Dollars
to the
extent permissible to the
Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the
Depositary to, or hold such
balance uninvested and
without
liability for interest
thereon for
the respective accounts of,
the
Owners entitled thereto.
15.
      RECORD DATES.
            Whenever any
cash dividend or other cash
distribution shall become
payable
or any distribution other
than
cash shall be made, or
whenever
rights shall be issued with
respect
to the Deposited Securities,
or
whenever the Depositary shall
receive notice of any meeting
of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the
number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date
a for the determination of
the
Owners of Receipts who shall
be
i entitled to receive such
dividend, distribution or
rights or
the net proceeds of the sale
thereof, ii entitled to give
instructions for the exercise
of
voting rights at any such
meeting
or iii responsible for any
fees or
charges assessed by the
Depositary pursuant to the
Deposit Agreement, or b on or
after which each American
Depositary Share will
represent
the changed number of Shares,
subject to the provisions of
the
Deposit Agreement.
16.
      VOTING OF
DEPOSITED SECURITIES.
            Upon receipt from
the Company of notice of any
meeting or solicitation of
proxies
or consents of holders of
Shares
or other Deposited
Securities, the
Depositary shall, if
requested in
writing by the Company, as
soon
as practicable thereafter,
mail to
the Owners a notice, the form
of
which notice shall be in the
sole
discretion of the Depositary,
which shall contain a such
information as is contained
in
such notice of meeting
received
by the Depositary from the
Company, b a statement that
the
Owners as of the close of
business on a specified
record
date will be entitled,
subject to
any applicable provision of
German law and of the Satzung
or similar document of the
Company, to instruct the
Depositary as to the exercise
of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their
respective American
Depositary
Shares and c a statement as
to the
manner in which such
instructions may be given,
including an express
indication
that such instructions may be
given or deemed given in
accordance with the last
sentence
of this paragraph if no
instruction
is received, to the
Depositary to
give a discretionary proxy to
a
person designated to the
Company.  Upon the written
request of an Owner of a
Receipt
on such record date, received
on
or before the date
established by
the Depositary for such
purpose,
the Depositary shall
endeavor, in
so far as practicable and
subject
to any applicable provision
of
German law and of the Satzung
or similar document of the
Company, to vote or cause to
be
voted the amount of Shares or
other Deposited Securities
represented by the American
Depositary Shares evidenced
by
such Receipt in accordance
with
the instructions set forth in
such
request.  The Depositary
shall not
vote or attempt to exercise
the
right to vote that attaches
to such
Shares or other Deposited
Securities other than in
accordance with such
instructions
or deemed instructions.  If i
the
Company made a request to the
Depositary as contemplated by
the first sentence of Section
4.07
of the Deposit Agreement and
complied with the second
paragraph of Section 4.07 of
the
Deposit Agreement and ii  no
instructions are received by
the
Depositary from an Owner with
respect to an amount of
Deposited Securities
represented
by the American Depositary
Shares evidenced by such
Owners Receipts on or before
the date established by the
Depositary for such purpose,
the
Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary
proxy to a person designated
by
the Company with respect to
that
amount of Deposited
Securities
and the Depositary shall give
a
discretionary proxy to a
person
designated by the Company to
vote that amount of Deposited
Securities provided, however,
that no such instruction
shall be
deemed given and no such
discretionary proxy shall be
given
with respect to any matter as
to
which the Company informs the
Depositary and the Company
agrees to provide such
information as promptly as
practicable in writing, if
applicable that x the Company
does not wish such proxy
given,
y substantial opposition
exists or
z such matter materially and
adversely affects the rights
of
holders of Shares.
            In order to give
Owners a reasonable
opportunity
to instruct the Depositary as
to
the exercise of voting rights
relating to Deposited
Securities,
if the Company will request
the
Depositary to act under the
first
paragraph of Section 4.07 of
the
Deposit Agreement, the
Company shall give the
Depositary notice of any such
meeting or solicitation not
less
than 45 days prior to the
meeting
date or date for giving such
proxies or consents.
            The Depositary
will endeavor to ensure that
on
any date on which it votes or
causes to be voted Deposited
Securities pursuant to
Section
4.07 of the Deposit
Agreement, it
will have on deposit under
this
Deposit Agreement the number
of Deposited Securities with
respect to which is has
received
voting instructions or deemed
voting instructions from
Owners.
 In the event that, on any
such
date, the number of Deposited
Securities on deposit under
the
Deposit Agreement is less
than
the number of Deposited
Securities with respect to
which
the Depositary has received
voting instructions or deemed
voting instructions, the
Depositary shall vote or
caused
to be voted such Deposited
Securities in accordance with
such instructions or deemed
instructions, adjusting the
number of Deposited
Securities
voted on a prorated basis.
            In performing its
duties under Section 4.07 of
the
Deposit Agreement, the
Depositary shall use
reasonable
efforts to ensure compliance
with
the provisions contained in
Sections 128, 134, 135 and
136
of the German Stock
Corporation
Act Aktiengesetz, to the
extent
applicable.
17.
      CHANGES
AFFECTING DEPOSITED
SECURITIES.
            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization,
merger or consolidation, or
sale
of assets affecting the
Company
or to which it is a party,
any
securities which shall be
received
by the Depositary or a
Custodian
in exchange for or in
conversion
of or in respect of Deposited
Securities shall be treated
as new
Deposited Securities under
the
Deposit Agreement, and
American Depositary Shares
shall
thenceforth represent, in
addition
to the existing Deposited
Securities, the right to
receive the
new Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant
to the following sentence.
In any
such case the Depositary may
execute and deliver
additional
Receipts as in the case of a
dividend in Shares, or call
for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.
18.
      LIABILITY OF THE
COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company
nor
any of their respective
directors,
employees, agents or
affiliates
shall incur any liability to
any
Owner or Beneficial Owner if,
by
reason of any provision of
any
present or future law or
regulation of the United
States or
any other country, or of any
other
governmental or regulatory
authority, or by reason of
any
provision, present or future,
of
the articles of association
or
similar document of the
Company, or by reason of any
provision of any securities
issued
or distributed by the
Company,
or any offering or
distribution
thereof, or by reason of any
act
of God or war or terrorism or
other circumstances beyond
its
control, the Depositary or
the
Company shall be prevented,
delayed or forbidden from or
be
subject to any civil or
criminal
penalty on account of doing
or
performing any act or thing
which by the terms of the
Deposit Agreement or
Deposited
Securities it is provided
shall be
done or performed nor shall
the
Depositary or the Company or
any of their respective
directors,
employees, agents or
affiliates
incur any liability to any
Owner
or Beneficial Owner of a
Receipt
by reason of any
nonperformance
or delay, caused as
aforesaid, in
the performance of any act or
thing which by the terms of
the
Deposit Agreement it is
provided
shall or may be done or
performed, or by reason of
any
exercise of, or failure to
exercise,
any discretion provided for
in the
Deposit Agreement.  Where, by
the terms of a distribution
pursuant to Section 4.01,
4.02 or
4.03 of the Deposit
Agreement,
or an offering or
distribution
pursuant to Section 4.04 of
the
Deposit Agreement, such
distribution or offering may
not
be made available to Owners
of
Receipts, and the Depositary
may
not dispose of such
distribution
or offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such
distribution
or offering, and shall allow
any
rights, if applicable, to
lapse.
 Neither the Company nor the
Depositary assumes any
obligation or shall be
subject to
any liability under the
Deposit
Agreement to Owners or
Beneficial Owners of
Receipts,
except that they agree to
perform
their obligations
specifically set
forth in the Deposit
Agreement
without gross negligence, bad
faith or intentional
misconduct.
 The Depositary shall not be
subject to any liability with
respect to the validity or
worth of
the Deposited Securities.
Neither
the Depositary nor the
Company
shall be under any obligation
to
appear in or prosecute any
action,
suit, or other proceeding in
respect of any Deposited
Securities or in respect of
the
Receipts on behalf of any
Owner,
Beneficial Owner or other
person, and the Custodian
shall
not be under any obligation
whatsoever with respect to
such
proceedings, the
responsibility of
the Custodian being solely to
the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or
nonaction by it in reliance
upon
the advice of or information
from
legal counsel, accountants,
any
person presenting Shares for
deposit, any Owner or
Beneficial
Owner of a Receipt, or any
other
person believed by it in good
faith to be competent to give
such advice or information.
The
Depositary shall not be
responsible for any failure
to
carry out any instructions to
vote
any of the Deposited
Securities,
or for the manner in which
any
such vote is cast or the
effect of
any such vote, provided that
any
such action or nonaction is
in
good faith.  The Depositary
shall
not be liable for any acts or
omissions made by a successor
depositary whether in
connection
with a previous act or
omission of
the Depositary or in con
connection with a matter
arising
wholly after the removal or
resignation of the
Depositary,
provided that in connection
with
the issue out of which such
potential liability arises,
the
Depositary performed its
obligations without
negligence,
bad faith or intentional
misconduct while it acted as
Depositary.  No disclaimer of
liability under the
Securities Act
of 1933 is intended by any
provision of the Deposit
Agreement.
19.
      RESIGNATION AND
REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR CUSTODIAN.
            The Depositary
may at any time resign as
Depositary by written notice
of
its election so to do
delivered to
the Company, such resignation
to
take effect  upon the
appointment of a successor
depositary and its acceptance
of
such appointment as provided
in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 90
days prior written notice of
such
removal, to become effective
upon the later of i the 90th
day
after delivery of the notice
to the
Depositary or ii the
appointment
of a successor depositary and
its
acceptance of such
appointment
as provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best
interest of the Owners of
Receipts to do so, it may,
after
consultation with the Company
to the extent practicable,
appoint
a substitute or additional
custodian or custodians.
20.
      AMENDMENT.
            The form of the
Receipts and any provisions
of
the Deposit Agreement may at
any time and from time to
time
be amended by agreement
between the Company and the
Depositary without the
consent
of Owners or Beneficial
Owners
in any respect which they may
deem necessary or desirable.
 Any amendment which shall
impose or increase any fees
or
charges other than taxes and
other governmental charges,
registration fees and cable,
telex
or facsimile transmission
costs,
delivery costs or other such
expenses, or which shall
otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective
as
to outstanding Receipts until
the
expiration of thirty days
after
notice of such amendment
shall
have been given to the Owners
of
outstanding Receipts.  Every
Owner and Beneficial Owner of
a Receipt at the time any
amendment so becomes
effective
shall be deemed, by
continuing to
hold such Receipt or any
interest
therein, to consent and agree
to
such amendment and to be
bound by the Deposit
Agreement
as amended thereby.  In no
event
shall any amendment impair
the
right of the Owner of any
Receipt to surrender such
Receipt
and receive therefor the
Deposited Securities
represented
thereby except in order to
comply
with mandatory provisions of
applicable law.
21.
      TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at
any time at the direction of
the
Company, shall terminate the
Deposit Agreement by mailing
notice of termination to the
Owners of all Receipts then
outstanding at least 30 days
prior
to the date fixed in such
notice
for such termination.  The
Depositary may likewise
terminate the Deposit
Agreement
by mailing notice of
termination
to the Company and the Owners
of all Receipts then
outstanding
if at least 60 days have
passed
since the Depositary
delivered to
the Company a written notice
of
its election to resign and a
successor depositary has not
been
appointed and accepted its
appointment as provided in
the
Deposit Agreement.  On and
after the date of
termination, the
Owner of a Receipt will, upon
a
surrender of such Receipt at
the
Corporate Trust Office of the
Depositary, b payment of the
fee
of the Depositary for the
surrender of Receipts
referred to
in Section 2.05 of the
Deposit
Agreement, and c payment of
any applicable taxes or
governmental charges, be
entitled
to delivery, to him or upon
his
order, of the amount of
Deposited Securities
represented
by the American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall
remain outstanding after the
date
of termination, the
Depositary
thereafter shall discontinue
the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to
the
Owners thereof, and shall not
give any further notices or
perform any further acts
under
the Deposit Agreement, except
that the Depositary shall
continue
to collect dividends and
other
distributions pertaining to
Deposited Securities, shall
sell
rights and other property as
provided in the Deposit
Agreement, and shall continue
to
deliver Deposited Securities,
together with any dividends
or
other distributions received
with
respect thereto and the net
proceeds of the sale of any
rights
or other property, in
exchange for
Receipts surrendered to the
Depositary after deducting,
in
each case, the fee of the
Depositary for the surrender
of a
Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with
the
terms and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental
charges.  At any time after
the
expiration of one year from
the
date of termination, the
Depositary may sell the
Deposited Securities then
held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds
of
any such sale, together with
any
other cash then held by it
thereunder, unsegregated and
without liability for
interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered,
such Owners thereupon
becoming general creditors of
the
Depositary with respect to
such
net proceeds.  After making
such
sale, the Depositary shall be
discharged from all
obligations
under the Deposit Agreement,
except to account for such
net
proceeds and other cash after
deducting, in each case, the
fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of
the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental
charges.
 Upon the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the
Deposit Agreement except for
its
obligations to the Depositary
with respect to
indemnification,
charges, and expenses.
22.
      SUBMISSION TO
JURISDICTION WAIVER
OF IMMUNITIES.
            In the Deposit
Agreement, the Company has i
appointed Clarendon Insurance
Group, Inc., 1177 Avenue of
the
Americas, New York, New York,
as the Companys authorized
agent upon which process may
be
served in any suit or
proceeding
arising out of or relating to
the
Shares or Deposited
Securities,
the American Depositary
Shares,
the Receipts or this
Agreement, ii
consented and submitted to
the
jurisdiction of any state or
federal court in the State of
New
York in which any such suit
or
proceeding may be instituted,
and iii agreed that service
of
process upon said authorized
agent shall be deemed in
every
respect effective service of
process upon the Company in
any
such suit or proceeding.
            To the extent
that
the Company or any of its
properties, assets or
revenues may
have or hereafter become
entitled
to, or have attributed to it,
any
right of immunity, on the
grounds of sovereignty or
otherwise, from any legal
action,
suit or proceeding, from the
giving of any relief in any
respect
thereof, from setoff or
counterclaim, from the
jurisdiction of any court,
from
service of process, from
attachment upon or prior to
judgment, from attachment in
aid
of execution or judgment, or
other legal process or
proceeding
for the giving of any relief
or for
the enforcement of any
judgment, in any jurisdiction
in
which proceedings may at any
time be commenced, with
respect
to its obligations,
liabilities or any
other matter under or arising
out
of or in connection with the
Shares or Deposited
Securities,
the American Depositary
Shares,
the Receipts or the Deposit
Agreement, the Company, to
the
fullest extent permitted by
law,
hereby irrevocably and
unconditionally waives, and
agrees not to plead or claim,
any
such immunity and consents to
such relief and enforcement.
22.
      DISCLOSURE OF
INTERESTS.
            Each Owner and
Beneficial Owner agree to
comply with all applicable
provisions of German law and
the Companys Articles of
Association Satzung regarding
disclosure of that persons
interest in Shares.
            The Company has
been advised that, as of the
date
of the Deposit Agreement, the
provisions of German law
regarding disclosure of
interests
in Shares include Sections 21
and
22 of the Securities Trading
Act
Wertpapierhandelsgesetz and
Section 20 of the Stock
Corporation Act Aktiengesetz.
 The statutory notification
obligations of the Securities
Trading Act apply to anyone
whose holding, either
directly or
by way of imputation pursuant
to
the provisions of Section 22
of the
Securities Trading Act, of
voting
rights in the Company reaches
or
exceeds 5 percent, ten
percent, 25
percent, 50 percent or 75
percent
or, after having reached or
exceeded any such threshold,
falls
below that threshold and ii
the
statutory notification
obligations
of the Stock Corporation Act
apply to any enterprise which
includes natural or juridical
persons that, either directly
or by
way of imputation pursuant to
the
provisions of Section 202 of
the
Stock Corporation Act, owns
more than 25 percent of the
Shares of, or more than 50
percent of the shares of or
voting
rights in, the Company or,
after
having exceeded either of
those
thresholds, no longer owns
such
percentage of shares.
            The Company has
been advised that, as of the
date
of the Deposit Agreement,
failure
to provide on a timely basis
any
required notification of an
interest
in Shares may result in
withholding of certain
rights,
including voting and dividend
rights, in respect of the
Shares in
which the holder or
beneficial
owner has an interest.
            The Depositary
will use reasonable efforts,
at the
Companys expense, to the
extent lawful and practical,
to
comply with Company
instructions given to enforce
provisions of German law and
the Companys Articles of
Association regarding
disclosure
of interests in Shares, and
each
Owner and Beneficial Owner
agrees to cooperate with the
Depositarys compliance of
those
instructions. However, the
Depositary will have no duty
to
obtain or provide any
information
regarding the interest of any
person in Shares other than
the
information recorded by it in
accordance with the
provisions of
this Deposit Agreement.